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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2009


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                  0-25251                    04-3447594
----------------------------        -----------                 ------------
(State Or Other Jurisdiction        (Commission                (IRS Employer
      Of Incorporation)             File Number)            Identification No.)


   399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                 02144
   -----------------------------------------------------------------------
   (Address Of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                            --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
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      (c) On February 19, 2009, the Board of Directors of Central Bancorp, Inc.
(the "Company") and its wholly owned subsidiary, Central Co-operative Bank (the "Bank"), appointed William P. Morrissey as President of the Company and the Bank. John D. Doherty, the former President of the Company and the Bank, will continue in his role as Chief Executive Officer and Chairman of the Board of Directors of the Company and the Bank following Mr. Morrissey's appointment.

      Mr. Morrissey, age 81, joined the Bank in November 1992 and was promoted to the position of Executive Vice President and Chief Operating Officer of the Bank in April 2005. Until his promotion, he served as the Bank's Senior Vice President for Corporate Affairs. Mr. Morrissey is a former Chairman and member of the Board of Directors of the Federal Home Loan Bank of Boston. Prior to 1992, Mr. Morrissey served as Executive Vice President for Corporate Affairs at The Boston Five Cents Savings Bank and as Deputy Commissioner of Banks for the Commonwealth of Massachusetts.

      (d) In connection with his appointment as President, William P. Morrissey was also elected to the Board of Directors of the Company and the Bank on February 19, 2009. Mr. Morrissey will serve in the class of directors whose terms expire at the Company's 2009 annual meeting of stockholders. It is not anticipated that Mr. Morrissey will serve on any committees of the Company's or the Bank's Board of Directors. Mr. Morrissey was not selected as a director pursuant to any arrangements or understandings between Mr. Morrissey, the Company, the Bank or any other person. In addition, there are no material or related party transactions between Mr. Morrissey and the Company, the Bank or any other person.

      Mr. Morrissey is the father of John J. Morrissey, who also serves as a director of the Company and the Bank.

      A copy of the Company's press release announcing Mr. Morrissey's appointment as President and election to the Board of Directors, dated February 19, 2009, is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (d)   Exhibits

         Number         Description
         ------         -----------

         99.1           Press Release dated February 19, 2009

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  February 19, 2009              By: /s/ John D. Doherty
                                          -----------------------------------
                                          John D. Doherty
                                          Chairman and Chief Executive Officer